UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): August 18, 1998


                       MEDICAL INDUSTRIES OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)

          FLORIDA                    0-20356                   65-0158479
(State of other jurisdiction   (Commission file no.)    (IRS Employer ID Number)
      of incorporation)

        1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-737-2227

ITEM 5.  OTHER EVENTS

On August 4, 1998, Medical Industries of America, Inc. (the "Registrant") entered into an agreement with Physician Health Corporation ("PHC") providing for the merger of PHC with and into the Registrant.

PHC is a privately-held physician management company focusing on the integration of practice management, ancillary health care services, network development and administration, and payor contracting.

A copy of the Agreement and Plan of Merger dated August 3, 1998 is attached hereto as Exhibit 1 and incorporated herein by reference.

A copy of a Press Release issued by the Registrant on August 4, 1998 is attached hereto as Exhibit 2 and incorporated herein by reference.

ITEM 7 (C).   EXHIBITS

               (1)  Agreement and Plan of Merger

               (2)  Press Release


Date:    8/18/98                            MEDICAL INDUSTRIES OF AMERICA, INC.

                                            By: /s/ PAUL C.
Pershes_____________                                Paul C.Pershes
                                                    Chief Financial Officer